                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.       BECKER DRAPKIN PARTNERS (QP), L.P.

             Item                                   Information

Name:                                  BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      November 12, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  November 14, 2013

2.       BECKER DRAPKIN PARTNERS, L.P.

             Item                                   Information

Name:                                  BECKER DRAPKIN PARTNERS, L.P.

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      November 12, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  November 14, 2013

3.       BC ADVISORS, LLC

             Item                                   Information

Name:                                  BC ADVISORS, LLC

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      November 12, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  November 14, 2013

4.       STEVEN R. BECKER

             Item                                   Information

Name:                                  STEVEN R. BECKER

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      November 12, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s)    Director and 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  November 14, 2013

5.       MATTHEW A. DRAPKIN

             Item                                   Information

Name:                                  MATTHEW A. DRAPKIN

Address:                               500 Crescent Court, Suite 230, Dallas, Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      November 12, 2013
(Month/Day/Year):

Issuer Name and Ticker or Trading      Special Diversified Opportunities Inc. [SDOI]
Symbol:

Relationship of Reporting Person(s)    10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  November 14, 2013